Exhibit 99


                                                                   Direct Insite
                                                                   -------------
Corporate Contact:
Michael J. Beecher, Chief Financial Officer
Direct Insite Corp.
631.873.2900

FOR IMMEDIATE RELEASE

                Direct Insite Announces Record Sales and Earnings
             For the 2nd Quarter and Six Months Ended June 30, 2007

            Revenue Increases 14.8%, Net Income Grows to $1,018,000,
              Cash Flow from Continuing Operations Improves 416.7%

Bohemia, N.Y. - August 9, 2007 - Direct Insite Corp. (OTC BB:DIRI.OB), a global provider of financial supply chain automation across Procure-to-Pay and Order-to-Cash business processes, today announced financial results for the three and six months ended June 30, 2007. Net income increased 173.0% to $617,000 for the quarter ended June 30, 2007 from $226,000 for the quarter ended June 30, 2006. Net income increased 431.6% to $1,018,000 for the six months ended June 30, 2007 compared to a net loss of $307,000 for the six months ended June 30, 2006.

Revenue from recurring ASP IOL services showed strong growth, increasing 20.5% to $1,895,000 for the three months ended June 30, 2007 compared to recurring revenue of $1,573,000 for the three months ended June 30, 2006. For the six months ended June 30, 2007 recurring revenue grew 13.7% to $3,559,000 compared to recurring revenue of $3,131,000 for the same period in 2006. Total revenue for the second quarter 2007 was $2,580,000, a 17.5% increase over revenue of $2,196,000 in the second quarter of 2006. Total revenue for the six months ended June 30, 2007 was $4,834,000, a 14.8% increase over revenue of $4,211,000 for the first six months of 2006.

"Our strong results in the first half of 2007 demonstrate the breadth and depth of our global capabilities and the continued success of our business strategy," said James A. Cannavino, Chairman and CEO of Direct Insite. "Continued acceptance and deployment of our services across current and new customers, and increasing recurring revenue streams, provides a solid base for further growth," said Mr. Cannavino.

Basic income per share attributable to common shareholders for the three and six months ended June 30, 2007 was $0.07 and $0.11, respectively, compared to a basic income per share of $0.01 and a net loss per share of $0.13 for the three and six months ended June 30, 2006, respectively. Fully diluted income per share attributable to common shareholders for the three and six months ended June 30, 2007 was $0.05 and $0.08, respectively, compared to a fully diluted income per share of $0.01 and a net loss per share of $0.13 for the three and six months ended June 30, 2006, respectively.

Cash flows from continuing operations improved 416.7% to $1,731,000 for the six months ended June 30, 2007 compared to cash flows from continuing operations of $335,000 for the same period in 2006.


About Direct Insite
Direct Insite provides best practice financial supply chain automation and workflow efficiencies for Procure-to-Pay and Order-to-Cash processing. The Company's global eInvoice Management services automate complex manual business processes such as invoice validation, order matching, consolidation, dispute handling, and e-payment processing. Direct Insite solutions are used by more than 7,000 corporations across 62 countries, 15 languages and multiple currencies. Direct Insite was selected by Deloitte and Touche as one of the `500 Fastest-Growing Technology Companies' in the United States and Canada. For more information, call (631) 873-2900, or visit www.directinsite.com

Summarized Financial Information
--------------------------------------------------- -------------------- --------------------- -------------------- ---------------

                                                       FOR THE THREE           FOR THE THREE       FOR THE SIX        FOR THE SIX
           STATEMENT OF OPERATIONS                         MONTHS                  MONTHS             MONTHS            MONTHS
                                                           ENDED                   ENDED              ENDED             ENDED
                                                       JUNE 30, 2007            JUNE 30, 2006      JUNE 30, 2007     JUNE 30, 2006
--------------------------------------------------- -------------------- --------------------- -------------------- ---------------
Revenue                                                     $ 2,580,000           $ 2,196,000          $ 4,834,000      $ 4,211,000
--------------------------------------------------- -------------------- --------------------- -------------------- ---------------
Operating income (loss)                                      $  640,000           $   116,000          $ 1,102,000      $ ( 176,000)
--------------------------------------------------- -------------------- --------------------- -------------------- ---------------
Other expense (income), net                                  $   23,000           $  (110,000)         $    57,000      $   131,000
--------------------------------------------------- -------------------- --------------------- -------------------- ---------------
Income (loss) before income taxes                            $  617,000           $   226,000          $ 1,045,000      $  (307,000)

--------------------------------------------------- -------------------- --------------------- -------------------- ---------------
Provision for income taxes                                   $       --           $        --          $    27,000      $        --
--------------------------------------------------- -------------------- --------------------- -------------------- ---------------
Net income (loss)                                            $  617,000           $   226,000          $ 1,018,000      $  (307,000)

--------------------------------------------------- -------------------- --------------------- -------------------- ---------------
Preferred Stock Dividends                                    $ (219,000)          $  (176,000)         $  (431,000)     $  (348,000)

--------------------------------------------------- -------------------- --------------------- -------------------- ---------------

Net income (loss) attributable to common shareholders        $  398,000           $    50,000          $   587,000      $  (655,000)

--------------------------------------------------- -------------------- --------------------- -------------------- ---------------

Basic income (loss) per share attributable to common
shareholders                                                 $     0.07           $      0.01          $      0.11      $     (0.13)
                                                             ==========           ===========          ===========      ===========
Fully diluted income (loss) per share attributable to        $     0.05           $      0.01          $      0.08      $     (0.13)
                                                             ==========           ===========          ===========      ===========
--------------------------------------------------- -------------------- --------------------- -------------------- ---------------

                    -------------------------------------- ------------------------ --------------------------
                    BALANCE SHEET                           JUNE 30, 2007           DECEMBER 31,2006
                    -------------                           -------------           ----------------

                    -------------------------------------- ------------------------ --------------------------
                    Total Current Assets                         $2,948,000                $2,433,000
                    -------------------------------------- ------------------------ --------------------------
                    Total Assets                                 $3,684,000                $3,163,000
                    -------------------------------------- ------------------------ --------------------------
                    Total Current Liabilities                    $6,088,000                $6,898,000
                    -------------------------------------- ------------------------ --------------------------
                    Total Shareholders' Deficiency               $2,596,000                $3,899,000
                    -------------------------------------- ------------------------ --------------------------

FORWARD-LOOKING STATEMENTS. All statements other than statements of historical fact included in this release, including without limitation statements regarding the company's financial position, business strategy, and the plans and objectives of the company's management for future operations, are forward-looking statements. When used in this release, words such as "anticipate", "believe", "estimate", "expect", "intend" and similar expressions, as they relate to the company or its management, identify forward-looking statements. Such forward-looking statements are based on the beliefs of the company's management, as well as assumptions made by and information currently available to the company's management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors, including but not limited to, business and economic conditions, competitive factors and pricing pressures, capacity and supply constraints. Such statements reflect the views of the company with respect to future events and are subject to these and other risks, uncertainties and assumptions relating to the operations, results of operations, growth strategy and liquidity of the company. Readers are cautioned not to place undue reliance on these forward-looking statements. The company does not undertake any obligation to release publicly any revisions to these forward-looking statements to reflect future events or circumstances or to reflect the occurrence of unanticipated events.